EXCLUSIVE SERVICE AGREEMENT

独家服务协议

This Exclusive Service Agreement (this "**Agreement**") is entered into as of ____, 2020 by and among the following parties:
本《独家服务协议》（以下简称"**本协议**"）由下列各方于 2020 年_5_月_28_日订立：

(1) Xi'an Cell and Molecule Information Technology Co., Ltd. Co., Ltd. (the "**Party A**"), a domestic company registered in the People's Republic of China ("**China**" or the "**PRC**"), under the laws of the PRC; and
西安赛美科信息科技有限公司（以下简称"**甲方**"）系一家依照中华人民共和国（以下简称"**中国**"）法律在中国注册并设立的公司；

(2) Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Party B**"), a domestic company registered in China, under the laws of the PRC;
西安天美生物科技股份有限公司（"**乙方**"）系一家依照中国法律在中国注册并设立的中国公司。

(Each of Party A and Party B, shall be hereinafter referred to as a "**Party**", and collectively, as the "**Parties**".)
（以上各方单称为"**一方**"，合称为"**双方**"。）

After friendly consultations conducted on the principle of equality and mutual benefit, the Parties hereby agree as follows:
经双方友好协商，本着平等互利的原则，商定如下：

Article 1 Provision of Services
服务条款

1.1 In accordance with the terms and conditions set forth in this Agreement, Party B hereby irrevocably appoints and designates Party A as their exclusive service provider to provide the technical and business support services as set forth in Schedule 1.

根据本协议条款和条件的规定，乙方特此不可撤销地任命并指定甲方为其独家服务提供商，以提供附件 1 中所述的技术和业务支持服务。

1.2 Party A has the right to designate and appoint, at its sole discretion, any affiliate of Party A to provide any and all services set forth in this Article 1.
甲方有权自行决定任命并委派甲方的任意关联方，提供第 1 条规定的全部服务。

1.3 During the term of this Agreement, Party B shall not, without Party A's written consent, directly and indirectly, obtain the same or similar services as provided under this Agreement from any third party, or enter into any similar service agreement with any third party.
在本协议有效期内，未经甲方书面同意，乙方不得直接或间接从任何第三方获得与本协议相同或类似的服务，也不得与任何第三方订立任何类似的服务协议。

1.4 To ensure that the cash flow requirements of Party B's ordinary operations are met and/or to set off any loss accrued during such operations, Party A is obligated, only to the extent permissible under PRC law, to provide financing support for Party B, whether or not Party B actually incurs any such operational loss. Party A's financing support for Party B may take the form of bank entrusted loans or borrowings. Contracts for any such entrusted loans or borrowings shall be executed separately. Party A will not require Party B to repay the loans or borrowings when Party B has no ability to repay.
为确保满足乙方日常经营中的现金流量要求和/或抵销乙方经营中产生的任何损失，甲方仅在中国法律允许的范围内有义务为乙方提供融资支持，不论乙方实际上是否遭受任何此类经营损失。甲方对乙方的融资支持可以采取银行委托贷款或借款的形式。此类委托贷款合同或借款合同应单独订立。当乙方无力偿还贷款或借款时，甲方将不再要求乙方偿还贷款或借款。

Article 2 Service Fee and Payment
服务费用和支付

2.1 Party A shall have the right to determine, at its sole discretion, the service fee and proper payment manners for Party B. The calculation and payment manners of the service fee are stipulated in Schedule 2 of this Agreement.

甲方有权自行决定为乙方提供服务的服务费和适当的付款方式。服务费的计算和付款方式在附件 2 中规定。

2.2 If Party A, at its sole discretion, determines that the fee calculation mechanism specified herein shall no longer apply for any reasons at any time or from time to time during the term of this Agreement, Party A shall have the rights to adjust the fee by giving a 10-day written notice to Party B in advance.
如果甲方自行决定本协议规定的费用计算机制在本协议有效期内的任何时间因任何原因不再适用，甲方有权通过提前 10 天书面通知乙方的方式调整费用。

Article 3 Intellectual Property Rights
知识产权

3.1 Any intellectual properties developed in the performance of this Agreement, including but not limited to copyrights, patents and knowhow, shall belong to Party A, and Party B shall enjoy no rights other than those expressly provided herein.
在本协议履行期间开发的任何知识产权，包括但不限于版权、专利和商业秘密，均属于甲方，除本协议明确规定的权利外，乙方不享有其他权利。

3.2 If a development is based on the intellectual properties owned by Party B, Party B shall ensure and warrant that such intellectual properties are flawless. Otherwise, Party B shall bear all damage and losses caused to Party A due to any flaw of such intellectual properties. If Party A are to bear any liabilities to any third party thus caused, it has the right to claim to recover all of its losses from Party B.
如果某项开发是基于乙方拥有的知识产权，则乙方应确保并保证此类知识产权无瑕疵。否则，乙方应承担由于此类知识产权的任何缺陷而给甲方造成的所有损害和损失。若甲方因此向任何第三方承担责任，甲方有权向乙方追偿全部损失。

3.3 The Parties agree that this clause shall remain to survive after the termination or expiration of this Agreement.
双方同意，本条在本协议终止或到期后仍然有效。

Article 4 Representations and Warranties
陈述和保证

4.1 Party A hereby represents and warrants as follows:
甲方特此声明并保证：

(a) It is a legal person duly incorporated and validly existing under PRC laws;
甲方是根据中国法律正式成立并有效存续的法人；

(b) Its execution and performance of this Agreement are within Party A's corporate power and business scope;
其签署和履行本协议均在甲方的公司权力和业务范围之内；

(c) It has taken necessary corporate actions and obtained appropriate authorizations, and has obtained the necessary consents or approvals from other third parties or government agencies;
甲方已进行了必要的公司决议活动并获得了适当的授权，并获得了其他第三方或政府机构的必要同意或批准；

(d) The execution and performance of this Agreement by Party A do not violate the laws and contracts binding upon Party A; and
甲方签署和履行本协议不违反法律和对甲方具有约束力的合同；

(e) Upon execution, this Agreement will constitute a legal, valid and binding obligation of Party A enforceable against Party A in accordance with its terms.
本协议一经签署，即构成对甲方合法、有效和具有约束力的义务，并且对甲方具有强制执行力。

4.2 Party B hereby represents and warrants as follows:
乙方特此声明并保证：

(a) It is a legal person duly incorporated and validly existing under PRC laws;
乙方是根据中国法律正式成立并有效存续的法人；

(b) Its execution and performance of this Agreement are within its entity power and business scope;
其签署和履行本协议均在其实体权力和业务范围内；

(c) It has taken necessary corporate actions and obtained appropriate authorizations, and has obtained the necessary consents or approvals from other third parties or government agencies;
其已进行了必要的公司决议并获得了适当的授权，并已获得其他第三方或政府机构的必要同意或批准；

(d) Its execution and performance of this Agreement do not violate the laws and contracts binding upon it; and
其签署和履行本协议不违反法律和对其具有约束力的合同；

(e) Upon execution, this Agreement will constitute a legal, valid and binding obligation of Party B enforceable against Party B in accordance with its terms.
本协议一经签署，即构成对乙方合法、有效和具有约束力的义务，并且对乙方具有强制执行力。

4.3 Party B further warrants Party A as follows:
乙方进一步向甲方承诺：

(a) Party B shall pay the service fee to Party A in full and in a timely manner according to this Agreement.
乙方应根据本协议及时向甲方全额支付服务费。

(b) Within the term of this Agreement, Party B shall:
在本协议有效期内，乙方应：

i. maintain the continuous effectiveness of the permits and qualifications in relation to the business of Party B; and
保持与乙方业务有关的许可证和资质的持续有效性；

ii. cooperate with Party A in Party A's provision of services, and take reasonable advices and suggestions given by Party A in respect of the business of the Party B.
甲方提供服务时配合甲方，并接受甲方就乙方业务提供的合理建议。

4.4 Party A shall have the right to examine the accounts of the Party B regularly or at any time. Within the term of this Agreement, the Party B shall cooperate with Party A and its direct or indirect shareholders on audit or due diligence work and provide the auditor and/or other professionals with the information and materials in respect of operation, business, clients, finance and employee. Furthermore, the Party B shall give consent to Party A or its shareholders that for the purpose of listing, Party A or its shareholders may disclose such information and material when it is necessary.
甲方有权定期或在任何时候检查乙方的账目。在本协议的期限内，乙方应配合甲方及其直接或间接股东进行审计或尽职调查工作，并向审计师和/或其他专业人员提供有关运营、业务、客户、 财务和员工的信息和材料。 此外，乙方应同意甲方或其股东，基于上市的目的，乙方或其股东可以在必要时披露此类信息和材料。

4.5 Each Party warrants to the other Party that, it will execute all the necessary documents and take all the necessary actions, including without limitation, issue necessary power of attorney to the other Party for the purpose of carrying out this Agreement and achieving the purpose of this Agreement.
任一方应向另一方保证，其将签署所有必要的文件并采取所有必要的行动，包括但不限于为执行本协议和为履行本协议的目的而向另一方签发必要的授权委托书。

Article 5 Confidentiality
保密条款

Party B agrees to take all reasonable steps to protect and maintain the confidentiality of the confidential data and information received by Party B in connection with the performance of this Agreement (collectively, the "**Confidential Information**"). Party B shall not disclose, give or transfer any Confidential Information to any third party without Party A's prior written consent. Upon termination of this Agreement,

Party B shall, at Party A's request, return any and all documents, information or software containing any of such Confidential Information to Party A or destroy it at its own discretion, and delete all of such Confidential Information from any memory devices, and cease to use such Confidential Information.
乙方同意采取一切合理行为，以保守乙方收到的与履行本协议有关的秘密数据和信息（统称"**保密信息**"）的机密性。未经甲方事先书面同意，乙方不得将任何保密信息披露、提供或转让给任何第三方。在本协议终止后，乙方应当在甲方的要求下，将包含任何此类保密信息的任何文件、信息或软件退还给甲方，或自行决定销毁，并删除所有存储设备上的此类信息，停止使用此类保密信息。

Article 6 Effective Date and Term
生效日期和期限

6.1 This Agreement shall be signed and take effect as of the date first set forth above.
本协议应于首页载明的日期签署并生效。

6.2 The term of this Agreement is ten (10) years and shall be automatically extended for successive ten (10) years unless terminated as provided herein. Notwithstanding the foregoing provisions, Party A may terminate this Agreement, at its sole discretion, at any time with a written notice to Party B given thirty (30) days in advance. Party B has no right to terminate this Agreement.
本协议的期限为十（10）年，除非另有规定，否则本协议应自动连续十（10）年延长。尽管有上述规定，甲方仍可单方面决定随时终止本协议，并提前三十（30）日书面通知乙方。乙方无权终止本协议。

Article 7 Governing Law and Dispute Resolution
适用法律和争议解决

7.1 This Agreement shall be construed with and governed by the laws of the PRC.
本协议应依据中国法律解释并受其管辖。

7.2 Any dispute arising from or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission (the "**CIETAC**") for arbitration which shall be conducted in accordance with the CIETAC's arbitration rules in effect at the time of applying for arbitration. The

arbitral award is final and binding upon all Parties. The place of arbitration shall be in Beijing.
任何因本协议引起的或与本协议相关的纠纷，均应提交中国国际经济贸易仲裁委员会（以下简称“**贸仲委**”）进行仲裁，该仲裁应按照申请仲裁时有效的贸仲委仲裁规则进行。仲裁裁决是终局裁决，对所有当事方均具有约束力。仲裁地为北京。

Article 8 Notices
通知

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission or e-mail to the address of each relevant Party or both Parties set forth below or such other address or addressees as specified by such Party from time to time. The date when the notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the postage prepaid registered airmail was sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the internationally-recognized courier service agency; and (c) a notice sent by facsimile transmission or e-mail is deemed duly served upon the receipt time as is shown on the transmission confirmation for relevant documents.
任何一方根据本协议要求发出的通知或其他通讯均应以中文书写并亲自交付，或通过挂号信、邮资预付邮件、被认可的快递、传真或电子邮件方式发送到每个相关方的有效地址。通知视为已合适送达的日期应确定如下：（1）亲自交付的通知在交付时即被视为已送达；（2）以邮寄方式送达的通知，在已预付邮资邮件或挂号信发出之日（以邮戳所示为准）后的第十（10）日，或交付到快递服务公司后的第四（4）日，视为已送达；（3）以传真或电子邮件方式发出的通知，收到传送确认书之日视为已送达。

Article 9 Assignment
转让

9.1 Party B shall not assign any of its respective rights or obligations under this

Agreement to any third party without the prior written consent of Party A.
未经甲方事先书面同意，乙方不得将其在本协议下的任何权利或义务转让给任何第三方。

9.2 Party B hereby agrees that Party A may assign its rights and obligations under this Agreement, only be subject to a written notice to Party B.
乙方同意，甲方可以在仅书面通知乙方的情况下转让其在本协议项下的权利和义务。

Article 10 Severability
可分割性

If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only with respect to such provisions, and the validity, legality and enforceability of the other provisions hereof shall not be affected.
若本协议的任何条款由于与法律不符而被判定为无效或无法执行，则此类无效或不可执行性仅适用于此条款，本协议其他条款的有效性，合法性和可执行性不受影响。

Article 11 Amendment or Supplement
修订或补充

Any amendment or supplement to this Agreement shall be made by Parties in writing. The amendments or supplements duly executed by each party shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.
双方对本协议进行任何修改或补充应以书面形式进行。双方妥为执行的修改或补充应构成本协议的组成部分，并具有与本协议相同的法律效力。

Article 12 Entire Agreement and Amendment to Agreement
完整协议和修订协议

This Agreement and all agreements and/ or documents mentioned or included explicitly by this Agreement constitute the complete agreement with respect to the subject matter of this Agreement and shall substitute any and all prior oral agreements,

contracts, understandings and communications made by the Parties with respect to the subject matter of this Agreement.
本协议及本协议明确提到或包括的所有协议和/或文件，构成本协议所涉事项的完整协议，并取代各方事先就本协议所涉事项达成的任何和全部口头协议、合同、备忘录和沟通。

Article 13 Language
语言

This Agreement was written by English and Chinese. The English version shall prevail in case of discrepancy.
本协议由英文和中文书写。两种文本不一致的，以英文为准。

Article 14 Counterparts
副本

This Agreement shall be executed in two (2) originals by Parties, with Party A and Party B holding one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.
本协议一式两（2）份，甲乙双方各应持一份。 所有原件具有相同的法律效力。本协议可以签署一份或多份副本。

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Signature page to the Exclusive Service Agreement
《独家服务协议》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
双方已于首页所示日期正式签署本协议，以昭信守。

Xi'an Cell and Molecule Information Technology Co., Ltd.
西安赛美科信息科技有限公司
(Chop of Xi'an Cell and Molecule Information Technology Co., Ltd.)
（西安赛美科信息科技有限公司印章）

Signature:
签字：

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative
职位：法定代表人

Signature page to the Exclusive Service Agreement
《独家服务协议》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
双方已于首页所示日期正式签署本协议，以昭信守。

Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
西安天美生物科技股份有限公司
(Chop of Xi'AN APP·CHEM BIO (TEC) Co., Ltd.)
（西安天美生物科技股份有限公司印章）

Signature:
签字：

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative
职位：法定代表人

SCHEDULE 1

附件 1

Contents of Service
服务内容

1 Contents of Service
服务内容

1.1 Providing the following technology development and transfer, technical consulting services:
提供下列技术开发和转让、技术咨询服务：

(a) Technology development of new business;
新业务的科技发展；

(b) Technology support and maintenance of current business;
技术支助和维持现有业务；

(c) Periodical update of all the business content; and
定期更新所有业务内容；

(d) Offering and maintaining the hardware and network which are necessary for the business operation.
提供和维持业务运作所需的硬件和网络。

1.2 Providing occupation and pre-occupation staff training services;
提供职业培训及入职前员工培训服务；

1.3 Providing public relation services;
提供公共关系服务；

1.4 Providing market investigation, research and consulting services;
提供市场调查、研究和咨询服务；

1.5 Providing mid or short-term market development, market plan services;
提供中短期市场开发、市场计划服务；

1.6 Providing human resource management and internal information management;
提供人力资源管理及内部资料管理；

1.7 Providing network development, updating and daily maintenance;
提供网络开发、更新和日常维护；

1.8 Licensing of software and trademark;
软件及商标的特许使用；

1.9 Other services determined from time to time by Party A according to the need of business and capacity of Party A.
甲方根据业务需要和业务能力不时确定的其他服务项目。

SCHEDULE 2

附件 2

Calculation and Payment of Service Fee
服务费的计算和支付

1 Calculation and Payment of Service Fee
服务费的计算及支付

1.1 The fee for the services provided under this Agreement is calculated based on the revenue of Party B and the corresponding operating cost and sales, management and other costs and expenses, and may be charged in the form of:
本协议所指的服务费用是根据乙方的收入和相应的经营成本以及销售、管理和其他成本和费用计算的，可以下形式收取：

(a) a percentage of the revenue of Party B;
按照乙方收入的百分比收取；

(b) a fixed license fee for certain software; and/or
某些软件的固定许可费；

(c) other method determined from time to time by Party A according to the nature of services provided.
甲方根据所提供服务的性质确定的其他方法。

1.2 The specific amount of such fee shall be determined by Party A through taking account of the following factors, and Party A shall send Party B written confirmation for service fee:
具体费用由甲方根据以下因素确定，甲方应向乙方书面确认服务费用：

(a) The technical difficulty and complexity of the services provided by Party A;
甲方所提供服务的技术难度和复杂性；

(b) The time spent by employees of Party A concerning the services;
甲方工作人员在服务上所花的时间；

(c) The contents and commercial value of the services provided by Party A;
甲方提供的服务的内容和商业价值；

(d) The benchmark price of similar services in the market.
市场上同类服务的基准价格。

2 Party A shall calculate service fee payable on a fixed term basis and deliver Party B corresponding invoices. Party B shall pay the service fee to the bank account designated by Party A within 10 business days after receipt of such invoices, and deliver a copy of the remittance certificate by facsimile or mail to Party A within 10 business days after payment. Party A shall issue a receipt within 10 business days after receipt of the service fee.

甲方应按固定期限计算应付服务费，并向乙方提供相应的发票。乙方应在收到汇款发票后 10 个工作日内向甲方指定的银行账户支付服务费，并在付款后 10 个工作日内将汇款凭证复印件以传真或邮寄方式交付甲方。甲方应在收到服务费后 10 个工作日内开具收据。